
Solar3D™

Building the Next Solar Powerhouse

Solar3D - Company Presentation

March 2015

Forward Looking Statements

This presentation contains forward-looking statements that involve risks and uncertainties, including statements regarding relating to our future business expectations and predictions and financial conditions and results of the operations. These forward-looking statements are based on our current expectations and projections about future events and they are subject to risks and uncertainties known and unknown that could cause actual results and developments to differ materially from those expressed or implied in such statements. In some cases, you can identify forward-looking statements by terminology, such as "expects," "anticipates," "intends," "estimates," "plans," "believes," "seeks," "may," "should", "could" or the negative of such terms or other similar expressions. They include statements regarding the timing and expected benefits of our acquisitions and acquisitions strategy, and also include statements relating to or regarding: estimates and projections for our 2014 and 2015 financial results; plans and strategies for growth; expectations for the market for solar energy; and other objectives, expectations and intentions and other statements that are not historical facts. These forward-looking statements are based largely on the expectations of the Company and are subject to a number of risks and uncertainties. These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, product, and distributor performance, the impact on the national and local economies resulting from terrorist actions, and U.S. actions subsequently; and other factors detailed in reports filed by the Company. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. A full discussion of our operations and financial condition, including factors that may affect our business and future prospects is contained in documents we have filed with the SEC and will be contained in subsequent filings with the SEC. While we believe that our assumptions are reasonable, it is very difficult to predict the impact of known factors on, and it is impossible to anticipate all factors that could affect, our actual results. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Non-GAAP Measures

This presentation refers to Adjusted EBITDA, a non-GAAP financial measure. Adjusted EBITDA should not be considered a replacement for, and should be read together with, the most comparable GAAP financial measure, which is [Operating Profit(Loss)]. A reconciliation of Adjusted EBITDA to [Operating Profit(Loss)] can be found on slide 14 of this presentation.

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Company Overview

Solar3D – Operator and Consolidator in the Regional Solar Installer Market

- Founded in 2002, refocused on solar power in 2010
- Solar3D designs, constructs, integrates, installs and maintains Residential & Commercial PV systems
- Focused on California & Nevada markets
- Approximately 90 full-time employees
- Headquartered in Santa Barbara, CA
  - SUNworks: Roseville, CA & Reno, NV
  - MD Energy: Rancho Cucamonga, CA









Proven Track Record

- Installed >450 systems since 2013 (>15 MW of capacity)
- SunPower certified Elite dealer
- Completed two acquisitions to date

Vertically Integrated Solar Solutions Model

- Strong lead generation capability
- Perform all aspects of installation from design through monitor for overall system
- Facilitate a range of financing options

Solar3D™

Investment Highlights

1. Focused on Large, Highly Fragmented CA & NV Installer Markets
2. End to End Capability → From Design through Monitoring
3. Rapid Organic & Inorganic Revenue Growth: >100% in 2014 & 2015*
4. Positive EBITDA (adjusted) in 2014 and 2015*
5. Flexible Financing to Optimize Customer's Economics
6. Demonstrated Ability to Acquire and Integrate Companies

*Our financial results for 2014 are preliminary, unaudited and estimated results and subject to completion of year-end audit procedures. These preliminary results may differ from our actual results.
*Our expected 2015 financial results are based on management's views and expectations. These expected results should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all.

Management Team

James Nelson, *Solar3D CEO*



- 20+ years in Private Equity with consolidation experience (Peterson Partners, Millennial Capital Partners)
- Mgmt. Consulting (Bain & Co.)
- MBA, Brigham Young University

Tracy Welch, *Solar3D CFO*



- CFO & Treasurer with large energy companies (Ambre Energy Smith Int'l, Global Ethanol)
- Led IR as Treasurer at Iomega ($2B formerly NYSE listed)
- Executed & Integrated multiple large acquisitions (up to $500M)
- MBA, University of Utah

Abe Emard, *SUNworks CEO*



- Co-founder of SUNworks
- VP Business Development, Emard Electric
- C-10 Electrical License
- 15 years construction management
- Construction Management Degree, UC Davis

Daniel Mitchell, *MD Energy CEO*



- Founder of MD Energy
- Chief Operating Officer and Director, Fullmer Construction
- A, B, C-10 Licenses
- 25 years construction management

Management Experienced in M&A and Solar Operations

Solar Market Overview



PV Annual Installations (GWDC)
12
10
8
6
4
2
0
0.2
0.1
0.2
0.2
0.3
0.3
0.8
0.3
1.0
0.5
1.1
0.8
1.6
1.3
1.9
2.0
2.3
2.8
2.2
3.0
2008
2009
2010
2011
2012
2013
2014E
2015P
2016P
2017P
Residential
Commercial
Utility

- Residential + Commercial installed capacity has doubled from 2011 – 2014
- 2014 → 4 GW added in the first 3 quarters, 6.3 GW estimated year
- 2016 → Annual installation >12 GW and >$36 billion of annual PV industry revenue
- Post ITC correction in 2017 expected to occur primarily in the Utility segment

Sources: US Department of Energy SunShot Initiative Report January 20, 2015, SEIA.

Our Target Markets

Primary focus is to build critical mass in our markets before expanding


U.S. PV Installations by State (MWDC), Q3 '14
273
82
85
95
177
642
California
Nevada
North Carolina
Massachusetts
Texas
Other


Number of Installers in CA (in typical capacity)
1200
900
600
300
0
2007
2008
2009
2010
2011
2012
2013
2014
0 - 25 kW
25 -250 kW
250 kW - 5 MW

- California and Nevada (our target markets) represent well over half of US installations (by MWDC)

- Acquisition target-rich CA market (>600 installers)
- Seeking acquisitions in a range of system capacities

Sources: US Department of Energy SunShot Initiative report 1/17/2015, CSI Database, accessed 01/07/15.

Solar3D

Consolidation Strategy

- A large number of solar installers are:
  - Small (install systems < 250 kW), close to profitable
  - Possess limited resources to scale their business and/or have limited exit opportunities
- Profile of typical solar installer target for consolidation:
  - Profitable with annual revenue ranging between $10MM - $30MM
  - Same target segment focus (Residential & Commercial)
  - Location – initially in CA & NV
  - Willingness to continue future participation by running the business as a division of Solar3D
- We believe that we have an advantage in the consolidation strategy due to:
  - Experience in acquiring and integrating companies
  - Collaborative working environment
  - First-mover advantage

Solar3D

Recent Acquisitions

Rapid acquisition and integration achieved with no key-personnel turnover

SUNWORKS
SOLAR TODAY. SAVING TOMORROW.

- Acquisition completed: 1/31/14
- >100% annual growth since 2012
- Focused on commercial, agricultural and residential markets in Northern California
- In house team:
  - ~80 employees
  - Flexible operating model
- Strong, operational management team
  - Profitable each year since founding

DESIGN AND BUILD ENERGY CONTRACTORS
MD Energy, LLC
THE PATH TO A BRIGHTER FUTURE

- Acquisition Completed: 3/2/15
- >100% annual growth rate since founding
- Focused on commercial and industrial market in Southern California
- Outsourcing-heavy operating model
  - Internal sales, design and customer service
  - Outsourced Installation
- Management team retained
  - Founder with extensive background in general contracting

Financing Support for Customers

Flexibility in working with different financing methods leads to higher conversion

- Competing business models often call for third party system ownership
  - "One size fits all" finance product only—typically a zero-money-down solar lease
  - Non-optimal long-run economics for the customer
  - We believe that there are inherent customer advantages in ownership vs. leasing
- Solar3D originates and arranges financing options for customers
  - Emphasis on optimizing customer economics leads to best financing source
  - Frequently encourage customer ownership of systems to maximize their returns
  - We have experienced strong success in head-to-head competition
- We can coordinate many sources of financing that we work with to support the customer including
  - Financial Institutions
  - PACE Programs
  - Farm Credit
  - Leasing Companies
  - SunPower Financing

Customer Acquisition and Quality Reputation

We believe that our Cost of Customer Acquisition is the lowest in the Industry

- Unique blend of marketing and lead generation tools leads to strong closing percentage
  - "Smart Energy" Radio show
  - Canvassing by our Solar Outreach Division
  - Referral through unique Power Pay plan
  - Radio on-air talent endorsements
  - Trade shows
- Strong Reputation
  - Customized initial proposal with energy analytics → ensures accuracy
  - Get it right the first time and stand behind our work
- Robust referral network
  - Virtually all commercial business from referrals
  - Residential business is ~20%

Traditional media coverage reinforces branding

Strong Technology and After-Sales Support

Infrastructure in Place to Support Organic and Inorganic Growth

- Proprietary, scalable CRM system enhances customer acquisition
- Monitoring capability to optimize O&M and provide real time data to customers
- Strong after-sale customer support program:
  - Extended factory equipment technical support and liaison services with manufacturers
  - Standard comprehensive warranty program
  - Technical support "800 hot-line" for customers
  - Fast response within 24 hours for on-site service issues
- New enterprise management system planned for 2015
  - Can facilitate more efficient integration of acquisitions
  - Objective is to support multiple subsidiaries with room for significant operational growth

We care about our customers and take pride in our reputation for outstanding service

Financial Highlights

Strong 2014 results expected to continue into 2015

- Closed the acquisition of MD Energy on March 2, 2015
- For the year 2014, we expect revenues to be in $19.5MM - $20.5MM range with positive adjusted EBITDA
- Revenues for 2015 are projected to be $40M - $45M with current portfolio
- Continue consolidation strategy in 2015



Solar3D - Pro-forma Revenues
50
40
30
20
10
0
CAGR: 118%
2013
2014*
2015*
SUNworks/Solar3D
MD Energy
2015 Revenues inclusive of MD Energy

*Data in chart represents the mid-point of the guidance range for revenues.
*Our financial results for 2014 are preliminary, unaudited and estimated results and subject to completion of year-end audit procedures. These preliminary results may differ from our actual results.
*Our expected 2015 financial results are based on management's views and expectations. These expected results should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all.

Financial Results – Income Statement

Solar3D, Inc.

Pro Forma Income Statement

	9 months ending 9/30/2014	2014 Estimate
Total Revenue	$14,956,077	$19,500,000 - $20,500,000
Total Cost of Good Sold	10,909,254	
Gross Margin	$4,046,823	
Operating Expenses		
Sales & Mktg	1,030,915	
G&A	3,028,954	
Other Expenses	91,772	
Total Expense	4,151,641	
Operating Profit (Loss)	**($104,818)**	
One-time and non-cash items:		
SUNworks acquisition & up-listing costs	200,000	
Stock based compensation expense (non-cash)	978,413	
Total one-time and non-cash expenses	1,178,413	
Adjusted EBITDA	**$1,073,595**	

Our financial results for 2014 are preliminary, unaudited and estimated results and subject to completion of year-end audit procedures. These preliminary results may differ from our actual results. To supplement Solar3D's's financial results and guidance prepared in accordance with GAAP, Solar3D uses adjusted EBITDA, a non-GAAP financial measure. Solar3D believes that non-GAAP financial measures are helpful in understanding its past financial performance and potential future results, particularly in light of the effect of acquisition transactions. Investors should note that non-GAAP financial measures are not prepared under any comprehensive set of accounting rules or principles and do not reflect all of the amounts associated with the results of operations as determined in accordance with GAAP.

Financial Results - 2014

Solar3D, Inc.
Balance Sheet

	12/31/13	9/30/14
Current Assets		
Cash and Cash Equivalents	10,422	1,288,855
Accounts Receivable	-	1,082,436
Inventory	-	89,821
Other	4,862	1,948,734
Total Current Assets	15,284	4,409,846
Property and Equipment, at cost		
Equipment		126,989
Less accumulated depreciation		-85,567
	6,734	41,422
Other Assets		
Other	2,000	7,000
Patents	23,161	23,161
Goodwill		2,599,268
Total Other Assets	25,161	2,629,429
Total Assets	47,179	7,080,697
Current Liabilities		
Accounts Payable	73,791	1,829,926
Derivative liability	2,822,430	12,879,105
Convertible promissory note		1,743,892
Other Current Liabilities		1,308,930
Total Current Liabilities	3,494,568	17,761,853
Total Shareholder Equity /(Deficit)	-3,447,389	-10,681,156
Total Liabilities and Equity	47,179	7,080,697

Investment Highlights

1. **Focused on Large, Highly Fragmented CA & NV Installer Markets**
2. **End to End Capability → From Design through Monitoring**
3. **Rapid Organic & Inorganic Revenue Growth: >100% in 2014 & 2015***
4. **Positive EBITDA (adjusted) in 2014 and 2015***
5. **Flexible Financing to Optimize Customer's Economics**
6. **Demonstrated Ability to Acquire and Integrate Companies**

*Our financial results for 2014 are preliminary, unaudited and estimated results and subject to completion of year-end audit procedures. These preliminary results may differ from our actual results.
*Our expected 2015 financial results are based on management's views and expectations. These expected results should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all.


Solar3D™

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